UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: March 10, 2004)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5350 Tech Data Drive, Clearwater, Florida 33760

(Address of principal executive offices)

Registrant’s telephone number, including area code: (727) 539-7429

Not applicable

(Former name or former address, if changed since last report)

Item 7—Financial Statements and Exhibits

Exhibits—The following exhibit is furnished as part of this Report:

Exhibit 99.1—Press Release issued by Tech Data Corporation dated March 10, 2004, announcing the Company’s Fourth-Quarter and Fiscal 2004 Earnings

Item 9—Regulation FD Disclosure

Item 12—Disclosure of Results of Operations and Financial Condition

The following information is being furnished pursuant to both Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On March 10, 2004, Tech Data Corporation issued a press release regarding its financial results for its fourth quarter and fiscal year ended January 31, 2004. The information in this Report, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

March 10, 2004	/s/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President &
Chief Financial Officer
Tech Data Corporation